UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2022

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 La Grange Parkway, Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CFFI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emer
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed further below, C&F Financial Corporation (the Corporation) held its annual meeting of shareholders on April 19, 2022 (the 2022 Annual Meeting), at which four proposals were submitted to the Corporation’s shareholders.

At the 2022 Annual Meeting, the Corporation’s shareholders approved the C&F Financial Corporation 2022 Stock and Incentive Compensation Plan (the 2022 Plan), which became effective on April 19, 2022.  The Corporation’s Board of Directors (the Board) approved the 2022 Plan on February 15, 2022, subject to shareholder approval, based on the recommendation of the Compensation Committee of the Board (the Committee).

The 2022 Plan replaces the C&F Financial Corporation 2013 Stock and Incentive Compensation Plan (the 2013 Plan). No new awards will be granted under the 2013 Plan but awards previously granted under the 2013 Plan will remain outstanding in accordance with their terms.

 The principal purposes of the 2022 Plan are (i) to promote the long-term growth and profitability of the Corporation and its subsidiaries, (ii) to provide key employees, non-employee directors and consultants with an incentive to achieve corporate objectives, (iii) to attract and retain individuals of outstanding competence, and (iv) to provide key employees, non-employee directors and consultants with incentives that are closely linked to the interests of all shareholders of the Corporation, in each case without exposing the Corporation or its subsidiaries to imprudent risks.

The 2022 Plan authorizes the granting of stock options, restricted stock awards, restricted stock unit awards, and other stock-based awards.  Any of the award types may be granted as a performance-based compensation award, which vests based on the satisfaction or achievement of performance goals established by the Committee, which has been appointed to administer the 2022 Plan. Awards under the 2022 Plan may be granted to key employees, non-employee directors (including members of C&F Bank’s regional advisory board), and consultants of the Corporation and its subsidiaries, as determined by the Committee.

Unless the 2022 Plan is terminated sooner by the Board, no award will be granted under the 2022 Plan after April 18, 2032.  Any awards granted under the 2022 Plan that are outstanding on April 18, 2032 will remain outstanding in accordance with their terms.

Subject to adjustment in the event of certain changes in the Corporation’s capital structure, the maximum number of shares of the Corporation’s common stock that may be issued under the 2022 Plan is 200,000. In the event of any change in the outstanding shares of the Corporation’s common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event or change in the Corporation’s capital stock, the aggregate number and kind of shares reserved under the 2022 Plan and subject to outstanding awards under the 2022 Plan, the exercise price of options, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee in its discretion.

The Committee has the authority under the 2022 Plan to select plan participants, to grant awards and to determine the terms and conditions of awards and the extent to which performance goals are satisfied or achieved, as the Committee considers appropriate.  In addition, subject to the terms of the 2022 Plan, the Committee has the authority, among other things, to construe and interpret the 2022 Plan, to establish, amend or waive rules or regulations for the Plan’s administration, to accelerate the exercisability of any award, the end of any performance period or the termination of any restrictions applicable to any award, and to make all other determinations for administration of the Plan. The Committee may delegate authority under the 2022 Plan to the Corporation’s Chief Executive Officer or the Chief Financial Officer, except in the case of awards to the Corporation’s officers or directors subject to Section 16 of the Exchange Act.

All awards granted under the 2022 Plan, whether vested or unvested, are subject to clawback as required under the Corporation’s clawback policy in effect from time to time or by applicable federal or other law, rule, regulation or applicable stock exchange listing standard. Such recovery could require repayment or forfeiture of awards or any shares of common stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares acquired upon payment of the awards.

The foregoing description of the 2022 Plan is only a summary and is qualified in its entirety by reference to the full text of the 2022 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Corporation held the 2022 Annual Meeting on April 19, 2022. A quorum of shareholders was present, consisting of a total of 2,885,788 shares. Matters voted upon were (1) the election of four Class II directors to serve until the 2025 Annual Meeting of Shareholders, (2) approval of the C&F Financial Corporation 2022 Stock and Incentive Compensation Plan, (3) approval, in an advisory, non-binding vote, of the compensation of the Corporation’s named executive officers as described in the Corporation’s proxy statement, and (4) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The four director nominees were elected and all other matters were approved by shareholders. The voting results with respect to each matter are set out below.

Election of Directors

Director	For	Withheld	Broker Non-Votes
Audrey D. Holmes	1,946,214	60,975	878,599
Elizabeth R. Kelley	1,939,041	68,148	878,599
James T. Napier	1,950,546	56,643	878,599
Paul C. Robinson	1,920,862	86,327	878,599

	For	Against	Abstention	Broker Non-Votes
Approval of the C&F Financial Corporation 2022 Stock and Incentive Compensation Plan	1,876,737	101,362	29,090	878,599

Approval of the Compensation of the Corporation’s Named Executive Officers as described in the Corporation’s proxy statement	1,922,970	50,588	33,631	878,599

	For	Against	Abstention	Broker Non-Votes
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Corporation’s Independent Registered Public Accounting Firm	2,848,533	34,008	3,247	0

Item 9.01	Financial Statements and Exhibits

(d)Exhibits

10.1	C&F Financial Corporation 2022 Stock and Incentive Compensation Plan

104 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date:	April 21, 2022	By:	/s/ Jason E. Long
Jason E. Long
Chief Financial Officer and Secretary

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